                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             01/2003 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms10                               WEIGHTED AVERAGE PC RATE:    6.66827%
POOL NUMBER:  Group 1 = 1759, 1761, 1768
____________________________________________________________________________________________

ISSUE DATE:  08/31/2001
CERTIFICATE BALANCE AT ISSUE:    $706,021,164.00

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     704                         $283,253,104.33
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $544,339.12
Unscheduled Principal Collection/Reversals                            $64,776.88
Liquidations-in-full                                      87      $34,460,677.43
Net principal Distributed                                         $35,069,793.43    ($35,069,793.43)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        617                         $248,183,310.90

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,707,646.03

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $133,376.75

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $36,644,062.71

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             01/2003 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms10                               WEIGHTED AVERAGE PC RATE:    6.66827%
POOL NUMBER:  Group 1 = 1759, 1761, 1768
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $35,069,793.43     $1,574,269.28             $0.00     $1,574,269.28             $0.00    $36,644,062.71

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $7,060,211.00             $0.00             $0.00             $0.00     $7,060,211.00
Bankruptcy Bond
   Single-Units           $178,131.00             $0.00             $0.00             $0.00       $178,131.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $7,060,212.00             $0.00             $0.00             $0.00     $7,060,212.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    9      $3,702,701.72         5      $2,178,278.07         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 01/25/2003 are as follows:

                Class       Class Principal Balance
                CB1                $9,838,180.40
                CB2                $3,731,724.37
                CB3                $2,374,733.61
                CB4                $1,356,989.78
                CB5                  $678,494.90
                CB6                $1,355,909.91
                              __________________
                Total             $19,336,032.98
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of December 31, 2002):

SERIES:  2001-ms10              POOL NUMBER:  Group 1 = 1759, 1761, 1768

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $248,183,310.90**        $5,880,979.79***        $3,702,701.72***
Number:                         1578                     14                       9
% of Pool:                    100.00%                  2.37%                   1.49%
(Dollars)
% of Pool:                    100.00%                  0.89%                   0.57%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $2,178,278.07***                $0.00***                $0.00***
Number:                           5                       0                       0
% of Pool:                    0.88%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.32%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all January 01, 2003 scheduled payments and December 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
December 31, 2002.

Trading Factor, calculated as of distribution date : 0.24705758.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including January 01, 2003, and unscheduled prepayments in months prior to January ) can be calculated.

                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             01/2003 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms10                               WEIGHTED AVERAGE PC RATE:    7.12037%
POOL NUMBER:  Group 2 = 1760
____________________________________________________________________________________________

ISSUE DATE:  08/31/2001
CERTIFICATE BALANCE AT ISSUE:    $298,535,371.00

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     294                         $114,425,705.19
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                      $92,580.76
Unscheduled Principal Collection/Reversals                             $9,548.53
Liquidations-in-full                                      46      $18,021,397.31
Net principal Distributed                                         $18,123,526.60    ($18,123,526.60)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        248                          $96,302,178.59

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $748,837.10

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $69,366.04

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $18,802,997.66

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             01/2003 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms10                               WEIGHTED AVERAGE PC RATE:    7.12037%
POOL NUMBER:  Group 2 = 1760
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $18,123,526.60       $679,471.06             $0.00       $679,471.06             $0.00    $18,802,997.66

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $3,331,652.00             $0.00             $0.00             $0.00     $3,331,652.00
Bankruptcy Bond
   Single-Units           $111,972.00             $0.00             $0.00             $0.00       $111,972.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $2,985,354.00             $0.00             $0.00             $0.00     $2,985,354.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    8      $3,367,030.30         1      $1,089,076.94         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         4      $1,837,364.87         0              $0.00

The Class Principal Balances of each Class of the Class IIB1, IIB2, IIB3, IIB4,
IIB5, IIB6 Certificates immediately after the principal and interest distribution on 01/25/2003 are as follows:

                Class       Class Principal Balance
                IIB1               $6,455,087.39
                IIB2               $3,012,374.10
                IIB3               $2,008,250.07
                IIB4               $1,004,125.00
                IIB5               $1,004,125.00
                IIB6                 $860,678.59
                              __________________
                Total             $14,344,640.14
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of December 31, 2002):

SERIES:  2001-ms10              POOL NUMBER:  Group 2 = 1760

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $96,302,178.59**        $6,293,472.11***        $3,367,030.30***
Number:                          683                     13                       8
% of Pool:                    100.00%                  6.54%                   3.50%
(Dollars)
% of Pool:                    100.00%                  1.90%                   1.17%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $1,089,076.94***                $0.00***        $1,837,364.87***
Number:                           1                       0                       4
% of Pool:                    1.13%                    0.00%                   1.91%
(Dollars)
% of Pool:                    0.15%                    0.00%                   0.59%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all January 01, 2003 scheduled payments and December 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
December 31, 2002.

Trading Factor, calculated as of distribution date : 0.09586536.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including January 01, 2003, and unscheduled prepayments in months prior to January ) can be calculated.